UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2019

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2019, VistaGen Therapeutics, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Staff of The Nasdaq Stock Market, LLC (“Nasdaq”) indicating that, based on information provided in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, the Company was not, as of June 30, 2019, in compliance with the $2.5 million minimum stockholders' equity requirement set forth in Nasdaq Listing Rule 5550(b)(1) for continued listing of the Company's common stock, par value $0.001 per share (“Common Stock”) on The Nasdaq Capital Market (the “Stockholder's Equity Requirement”), or with any alternative standard under the Nasdaq Listing Rules.

Under applicable Nasdaq rules, the Company has 45 calendar days from the date of the Letter, or until October 3, 2019, to regain compliance with the Stockholder's Equity Requirement or submit a plan to regain compliance. If the Company has not yet regained compliance as of that date, and Nasdaq has accepted the Company's plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Letter, or until February 15, 2020, to provide evidence of compliance.

The Letter has no immediate effect on the listing of the Company's Common Stock on The Nasdaq Capital Market. The Company intends to promptly evaluate various courses of action, in order to timely submit a plan to Nasdaq and to regain compliance. However, there can be no assurance that the Company will regain compliance with the Stockholders’ Equity Requirement during the 45-day period in which to regain compliance or submit a plan to regain compliance, secure an additional period to regain compliance or maintain compliance with this and other Nasdaq listing requirements.

The Letter is in addition to the letter received by the Company from Nasdaq on June 17, 2019, as disclosed in the Company’s Current Report on Form 8-K, filed on June 21, 2019. Regardless of any outcome in connection with the Stockholder's Equity Requirement, if the Company fails to regain compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for at least ten consecutive business days prior to December 16, 2019, its Common Stock will continue to be subject to delisting by Nasdaq.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: August 23, 2019	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer